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                  NICHOLAS | APPLEGATE(R) INSTITUTIONAL FUNDS

               SUPPLEMENT TO MULTI-CLASS AND CLASS R PROSPECTUSES
           FOR U.S. SYSTEMATIC SMID GROWTH FUND DATED AUGUST 1, 2005

                                NOVEMBER 14, 2005



EFFECTIVE JANUARY 9, 2006, THE U.S. SYSTEMATIC SMID GROWTH FUND CHANGES ITS NAME TO THE U.S. SYSTEMATIC MIDCAP GROWTH FUND TO MORE ACCURATELY REFLECT ITS INVESTMENT STRATEGY. ACCORDINGLY, THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH UNDER THE FUND'S "GOAL AND PRINCIPAL STRATEGY":

The Fund seeks maximum long-term capital appreciation. In pursuing this goal the Fund invests in stocks from a universe of U.S. companies with mid cap market capitalizations. Generally, mid cap companies are those with market capitalizations corresponding to the Russell MidCap Growth Index as measured at the time of purchase. As of June 30, 2005 the Russell MidCap Growth Index was comprised of companies with capitalizations ranging from $617 million to $16 billion. The capitalization of companies held by the Fund may fluctuate greatly as the market moves upwards or downwards and the Investment Adviser may continue to hold an investment for further capital appreciation opportunities even if the company is no longer "mid cap".